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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event noted): NOVEMBER 2, 2001

                       CONSOLIDATED CONTAINER COMPANY LLC
             (Exact name of registrant as specified in its charter)

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
            DELAWARE                       333-88157                       75-2825338
  (State or other jurisdiction          (Commission File                (I.R.S. Employer
               of                           Number)                   Identification No.)
 incorporation or organization)
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                       5605 N. MacArthur Blvd. Suite 360,
                              Irving, Texas, 75038
                    (Address of principal executive offices)
                        Telephone number (972) 518-9150
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ITEM 5. OTHER EVENTS

    On November 2, 2001, Consolidated Container Company LLC issued the press release attached as an exhibit to this report.

ITEM 7. EXHIBITS

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
(c)                     Exhibits

                        Press release of Consolidated Container Company LLC issued
99.1                    November 2, 2001.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

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
                                                       CONSOLIDATED CONTAINER COMPANY LLC

                                                       By:              /s/ BRYAN J. CAREY
                                                            -----------------------------------------
                                                                          Bryan J. Carey
                                                              CHIEF FINANCIAL OFFICER AND SECRETARY
                                                                  (CHIEF ACCOUNTING OFFICER AND
                                                                     DULY AUTHORIZED OFFICER)
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Dated this 2nd day of November, 2001.

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